FORM 8-K

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 06, 2009

Environment Ecology Holding Company of China

(Exact name of registrant as specified in its charter)

Florida (State of incorporation)	000-51818 (Commission File Number)	20-4200300 (IRS Employer Identification No.)

391 Hua Yu Lane, Dong Xin Street Xi’an, Shaanxi Province, P.R. China (Address of principal executive offices)

(8629) 8826-5109 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Copy of All Communication to:

Bernard & Yam, LLP
Attention: Bin Zhou, Esq.
401 Broadway Suite 1708
New York, NY 10013
Phone: 212-219-7783
Fax: 212-219-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________

On this Form 8-K Current Report, the registrant, Environment Ecology Holding Company of China, is hereinafter referred to as “Company”, “we”, or “us”.

Item 4.01 Changes in Registrant's Certifying Accountant

On March 06, 2009, the Company’s Board approves the engagement of XINBO HU, CPA (“Accountant”) as Company’s independent registered public accountant. During the Company's most recent fiscal years and the interim period through the date of this report, neither the Company nor anyone on its behalf has consulted with Accountant regarding any of the matters referenced in Item 304(a)(2) of Regulation S-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 06, 2009	Environment Ecology Holding Company of China

/s/ Liu, Sheng Li
Liu, Sheng Li
President